UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 8, 2022

CPI AEROSTRUCTURES, INC.
(Exact Name of Registrant as Specified in Charter)

New York	001-11398	11-2520310
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

91 Heartland Boulevard, Edgewood, New York 11717
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (631) 586-5200

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	CVU	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

As previously reported, on May 25, 2021, CPI Aerostructures, Inc. (the “Company”) received a notice from NYSE Regulation, Inc. stating that the Company was not in compliance with the NYSE American exchange’s (the “Exchange”) continued listing standards under the timely filing criteria included in the NYSE American Company Guide (the “Company Guide”) because the Company failed to timely file with the Securities and Exchange Commission (the “SEC”) its Quarterly Report on Form 10-Q for the period ended March 31, 2021. In accordance with Section 1007 of the Company Guide, the Company was provided a six-month initial period to regain compliance with the timely filing criteria.

On November 17, 2021, the Company submitted a request for additional time in which to accomplish a plan to regain compliance with Section 1007 of the Company Guide. The Company’s compliance plan provided for the Company to file with the SEC its delayed Quarterly Reports on Form 10-Q for the quarters ended March 31, 2021, June 30, 2021 and September 30, 2021 before the end of the cure period. On November 23, 2021, the Company was notified that the Exchange had accepted the Company’s plan to regain compliance with the continued listing standards and granted a period through April 14, 2022 in which to file the delayed filings.

On March 25, 2022, the Company requested and on April 8, 2022 the Exchange granted an additional extension up to the maximum cure period of May 24, 2022. If the Company does not make progress consistent with the plan during the plan period or if the Company does not complete its delayed filings and any subsequently delayed filings with the SEC by the end of the maximum 12-month cure period on May 24, 2022, Exchange staff will initiate delisting proceedings as appropriate.

The Company filed its Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 on December 27, 2021. The Company plans to file its Quarterly Reports on Form 10-Q for the periods ended June 30, 2021 and September 30, 2021 and its subsequently delayed Annual Report on Form 10-K for the year ended December 31, 2021, with the SEC before the end of the cure period.

On April 11, 2022, the Company issued a press release relating to the foregoing. The press release is attached hereto as Exhibit 99.1.

Forward Looking Statements

Statements in this report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included or incorporated in this press release are forward-looking statements. The word “plans” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The forward looking statements contained herein include, without limitation, statements regarding the Company’s filing of its delayed Securities and Exchange Commission filings.

These forward-looking statements involve risks and uncertainties, and actual results could vary materially from these forward-looking statements. Factors that may cause future results to differ materially from the Company’s current expectations include, among other things, the Company’s completion of its financial statements for the periods ending June 30, 2021, September 30, 2021, December 31, 2021 and March 31, 2022, any delay in the filing of periodic reports, adverse effects on the Company’s business related to the disclosures made in this press release.

The Company does not guarantee that it will actually achieve the plans, intentions or expectations disclosed in its forward-looking statements and you should not place undue reliance on the Company’s forward-looking statements. There are a number of important factors that could cause the Company’s actual results to differ materially from those indicated or implied by its forward-looking statements, including those important factors set forth under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K/A for the period ended December 31, 2020 and in the Company’s subsequent filings with the Securities and Exchange Commission. Although the Company may elect to do so at some point in the future, the Company does not assume any obligation to update any forward-looking statements and it disclaims any intention or obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

Exhibit	Description
99.1	Press Release, dated April 11, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 11, 2022

CPI AEROSTRUCTURES, INC.

By: /s/ Andrew Davis

Andrew Davis

Chief Financial Officer

4